Exhibit 99.1

FOR IMMEDIATE RELEASE
NewLink Genetics to Regain Rights to GDC-0919

Management to Host Conference Call Thursday, June 8 at 8:30 am ET

AMES, Iowa, June 8, 2017 - NewLink Genetics Corporation (NASDAQ: NLNK) today announced that on June 6, 2017, Genentech, a member of the Roche Group, informed NewLink Genetics that it intends to return the rights to IDO inhibitor GDC-0919 (navoximod) pursuant to the License Agreement dated October 16, 2014. As a consequence of such decision and pursuant to the terms of the agreement, the rights that NewLink Genetics had licensed to Genentech with respect to GDC-0919 will revert to NewLink Genetics when the termination becomes effective. The research collaboration with Genentech for the discovery of next generation IDO/TDO (tryptophan 2,3-dioxygenase) inhibitors continues.
“We are obviously disappointed in this decision,” said Charles J. Link, Jr., M.D., Chief Executive Officer of NewLink Genetics. “We remain committed to advancing our IDO pathway inhibitor indoximod, which continues to generate exciting data in combination with anti-PD-1 agents, cancer vaccines, and chemotherapy in multiple cancer types including melanoma, prostate cancer, acute myeloid leukemia, and pancreatic cancer.”
About NewLink Genetics Corporation

NewLink Genetics is a late-stage biopharmaceutical company focusing on discovering, developing and commercializing novel immuno-oncology product candidates to improve the lives of patients with cancer. NewLink Genetics' IDO pathway inhibitors are designed to harness multiple components of the immune system to combat cancer. Indoximod is being evaluated in combination with treatment regimens including anti-PD-1 agents, cancer vaccines, and chemotherapy across multiple indications such as melanoma, prostate cancer, acute myeloid leukemia, and pancreatic cancer. For more information, please visit http://www.newlinkgenetics.com.

Conference Call Details

The Company has scheduled a conference call for 8:30 a.m. ET Thursday, June 8 to discuss this development. NewLink Genetics' senior management team will host the call, which will be open to all listeners. There will also be a question and answer session following the prepared remarks.
Access to the live conference call is available by dialing (855) 469-0612 (U.S.) or (484) 756-4268 (international) five minutes prior to the start of the call. A replay of the call will be available approximately two hours after the completion of the call and can be accessed by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (international) and using the passcode 37062641.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties.  All statements, other than statements of historical fact, contained in this press release are

Exhibit 99.1

forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "target," "potential," "will," "could," "should," "seek" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  These forward-looking statements include any statements other than statements of historical fact.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink Genetics makes due to a number of important factors, including those risks discussed in "Risk Factors" and elsewhere in NewLink Genetics' Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the U.S. Securities and Exchange Commission (SEC).  The forward-looking statements in this press release represent NewLink Genetics’ views as of the date of this press release. NewLink Genetics anticipates that subsequent events and developments will cause its views to change.  However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics' views as of any date subsequent to the date of this press release.
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Contact:
Lisa Miller
Director of Investor Relations
NewLink Genetics
(515) 598-2555
lmiller@linkp.com

Investor Contact:
Beth Kurth, VP
LaVoieHealthScience
617-374-8800, ext. 106
bkurth@lavoiehealthscience.com

Media Contact:
Andrew Mastrangelo, AVP
LaVoieHealthScience
617-374-8800, ext. 108
amastrangelo@lavoiehealthscience.com